UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2008

PLIANT CORPORATION
(Exact name of company as specified in its charter)

Delaware	333-40067	43-2107725
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL 60173
(Address of principal executive offices) (Zip Code)

(847) 969-3300

(Company’s telephone number, including area code)

N.A.
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On April 23, 2008 the Board of Directors of Pliant Corporation (the “Company”) approved the $15 Million Cost Reduction Program & $80 Million Debt Reduction Program (the “Program”), designed to modernize equipment, improve efficiencies and reduce operating costs. The Program, which is expected to be substantially completed by July 31, 2009, will include a net reduction in employment of approximately 85 production and non-production employees and the closing of four plants located in Harrington, Delaware; South Deerfield, Massachusetts; Dalton, Georgia and Newport News, Virginia. Through the approval of its Board of Directors, the Company committed to the Program on April 23, 2008.

The Company estimates approximately 25% of the approximately $34.7 million of cash expenditures it will incur in connection with the Program will result in incremental cash expenditures.  The Company will incur a total of approximately $58.2 million of expense in connection with the Program.

The expenses associated with the Program include the following:

Type of Cost	Estimate
(in millions)

Asset Impairments	$23.5
Infrastructure and relocation capital expenditures	$19.6
Termination benefits and other plan implementation costs	$15.1

Total Estimate	$58.2

ITEM 2.06 MATERIAL IMPAIRMENTS.

See the discussion above under “Item 2.05 Costs Associated with Exit or Disposal Activities.”

ITEM 8.01. OTHER EVENTS.

On April 29, 2008, the Company issued a press release regarding the Program and the Company’s continued modernization, cost reduction and debt reduction plans.  A copy of the press release is attached hereto at Exhibit 99.1, and its contents are incorporated herein by reference thereto.

As Exhibit 99.1 includes certain non-GAAP financial information, the information required by Regulation G under the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to these amounts is included on Exhibit 99.2 to this Report, which is incorporated in this Item 8.01 by reference thereto.

The information in this Item 8.01 of Form 8-K (including Exhibits 99.1 and 99.2) is “furnished” and not “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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Cautionary Statement for Forward-Looking Information

Any disclosures in this release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Exchange Act.  These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 19, 2008 and in the reports and documents the Company files from time to time with the SEC. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

ITEM 9.01. EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 29, 2008

99.2	Pliant Corporation Reconciliation of income from continuing operations before income taxes and EBITDA(R) or Segment Profit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: April 29, 2008	By: /s/ Stephen T. Auburn
Stephen T. Auburn
Vice President, General Counsel and Secretary